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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                March 11, 2002
                        (date of earliest event reported)

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                    as Depositor and Master Servicer under a
                         Pooling and Servicing Agreement
                          dated as of March 1, 2002
                          providing for the issuance of

           WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2002-AR1

  Delaware                 333-77026                  94-2528990

 (State or other           (Commission                (IRS Employer
 jurisdiction of           File Number)               Identification
 Incorporation)                                       Number)

                          1201 THIRD AVENUE, WMT 1706
                           SEATTLE, WASHINGTON 98101
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (206) 377-8555

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Item 1. Changes in Control of Registrant. Not applicable.

Item 2. Acquisition or Disposition of Assets. Not applicable.

Item 3. Bankruptcy or Receivership. Not applicable.

Item 4. Changes in Registrant's Certifying Accountant. Not applicable.

Item 5. Other Events. Not applicable.

Item 6. Resignation of Registrant's Directors. Not applicable.

Item 7. Financial Statements and Exhibits.

The following exhibit is filed herewith:

         99.1 Term Sheet prepared by Credit Suisse First Boston Corporation in connection with the Registrant's Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-AR1.

Item 8. Change in Fiscal Year. Not applicable.

Item 9. Regulation FD Disclosure. Not applicable.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 13, 2002

                                    WASHINGTON MUTUAL MORTGAGE SECURITIES
                                    CORP.
                                    (Registrant)

                                    By: /s/ Richard Careaga
                                    -----------------------------------
                                    Richard Careaga
                                    First Vice President
                                    and Counsel
                                    (Authorized Officer)






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